March 31, 2021

VIA EMAIL & UPS OVER NIGHT DELIVERY

Mr. Evan Greenberg
Chairman and Chief Executive Officer
Chubb Limited
1133 Avenue of the Americas
New York, New York 10036

Dear Evan,

I am in receipt of your letter dated March 30, 2021.

After reviewing with the Board of Directors, I wanted to inform you that nothing in your letter changes our perspective as expressed to you in my letter of March 23, 2021.

Sincerely,

Christopher J. Swift
Chairman and Chief Executive Officer

cc:    Board of Directors, The Hartford
    David C. Robinson, General Counsel, The Hartford